UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2021

KBR, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-33146	20-4536774
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Jefferson Street, Suite 3400 Houston, Texas		77002 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 753-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which listed
Common Stock, $0.001 par value	KBR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the 2021 Annual Meeting of Stockholders of KBR, Inc. (the “Company”), the Company’s stockholders approved the amendment and restatement of the KBR, Inc. 2006 Stock and Incentive Plan (the “Stock and Incentive Plan”). On March 17, 2021, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) recommended to the Board of Directors of the Company (the “Board”) that it approve the amendment and restatement of the Stock and Incentive Plan, and on March 17, 2021, the Board approved the amendment and restatement of the Stock and Incentive Plan, subject to stockholder approval at the 2021 Annual Meeting of Stockholders of the Company on May 19, 2021. The effective date of the amended and restated Stock and Incentive Plan is May 19, 2021. The Stock and Incentive Plan was last amended and approved by stockholders at the Company’s 2016 Annual Meeting of Stockholders.

The Stock and Incentive Plan is administered by the Compensation Committee, which is comprised of independent directors. The Stock and Incentive Plan authorizes the following types of awards to be made to employees of the Company and its consolidated subsidiaries and non-employee members of the Board, as designated by the Compensation Committee: (1) stock options, (2) stock appreciation rights, (3) restricted stock awards, (4) restricted stock unit awards, (5) performance awards, and (6) stock value equivalent awards.

The following is a summary of the material changes that are contained in the amended and restated Stock and Incentive Plan as compared to the plan as it existed prior to such amendment and restatement.

(i) Increase the number of shares of our common stock available for issuance under the Stock and Incentive Plan (including as awards of incentive stock options) by 7,000,000 shares from 16,400,000 to 23,400,000.

(ii) Increase the sublimit on the number of shares of common stock that may be delivered under the Stock and Incentive Plan in the form of restricted stock awards, restricted stock unit awards, stock value equivalent awards, or pursuant to performance awards denominated in common stock by 7,000,000 from 9,900,000 to 16,900,000.

(iii) Extend the term of the Stock and Incentive Plan from May 12, 2026 to May 19, 2031.

(iv) The new name of the Stock and Incentive Plan will be the “Amended and Restated KBR, Inc. 2006 Stock and Incentive Plan.”

Additional details of the Stock and Incentive Plan are included in the Company’s 2021 Proxy Statement under the heading “Proposal No. 4 ― Approve the Amended and Restated KBR, Inc. 2006 Stock and Incentive Plan.” The foregoing summary is qualified in its entirety by the full text of the Amended and Restated KBR, Inc. Stock and Incentive Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the matters submitted to a vote of security holders during the Company’s Annual Meeting of Stockholders held on May 19, 2021, are as follows:

Proposal	For	Against	Abstentions	Broker non-votes
1. Election of Directors:
Mark E. Baldwin	123,637,034	341,714	111,211	6,374,192
Stuart J. B. Bradie	123,655,528	321,758	112,673	6,374,192
Lynn A. Dugle	121,519,750	2,462,266	107,943	6,374,192
General Lester L. Lyles	122,352,838	1,625,588	111,533	6,374,192
Lt. General Wendy M. Masiello	123,676,626	304,852	108,481	6,374,192
Jack B. Moore	119,234,825	4,745,092	110,042	6,374,192
Ann D. Pickard	123,656,951	323,962	109,046	6,374,192
Umberto della Sala	123,649,689	327,849	112,421	6,374,192

Under the Company’s Bylaws, each of the directors was elected, having received the affirmative vote of a majority of the shares of common stock cast in person or represented by proxy at the Annual Meeting of Stockholders.

Proposal	For	Against	Abstentions	Broker non-votes
2. Advisory vote to approve the compensation of our Named Executive Officers as disclosed in the proxy statement.	122,305,680	1,494,270	290,009	6,374,192

Under the Company’s Bylaws, the advisory vote was in favor of approval of our executive compensation, having been approved by the vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting of Stockholders.

Proposal	For	Against	Abstentions	Broker non-votes
3. Ratification of KPMG LLP as independent registered public accounting firm for the Company for the year ending December 31, 2021.	129,568,949	740,669	154,533	N/A

Under the Company’s Bylaws, the selection of KPMG LLP was ratified, having been approved by the vote of holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting of Stockholders.

Proposal	For	Against	Abstentions	Broker non-votes
4. Amendment and restatement of the KBR, Inc. 2006 Stock and Incentive Plan.	121,037,925	2,781,933	270,101	6,374,192

Under the Company’s Bylaws, our KBR, Inc. 2006 Stock and Incentive Plan was amended and restated and renamed the “Amended and Restated KBR, Inc. 2006 Stock and Incentive Plan,” having been approved by the vote of holders of a majority of the shares of common stock cast in person or by proxy at the Annual Meeting of Stockholders.

As of the record date, March 26, 2021, there were 141,222,673 shares of common stock outstanding and entitled to vote at the Annual Meeting of Stockholders.  On the meeting date, holders of 130,464,151 shares were present in person or by proxy.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated KBR, Inc. 2006 Stock and Incentive Plan, effective May 19, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

Date: May 21, 2021	By:	/s/ Adam M. Kramer
	Name: Title:	Adam M. Kramer Vice President, Corporate Secretary & Sustainability